Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by LSRMF3 Acquisitions Investments, LLC (the “Client”) through flow reviews and acquired by reliance letter. The Review was conducted during January 2024 through April 2024 on mortgage loans with origination dates from January 2023 through March 2024 via files imaged and provided by the Client’s designee for review. The Review included loans reviewed under the Business Purpose Scope (342 loans). The loans reviewed using the Business Purpose Scope are together referred to as the mortgage loans.

(2) Sample size of the assets reviewed.

The initial population consisted of 342 mortgage loans.

The final population of the Review covered 342 mortgage loans totaling an aggregate original principal balance of approximately $92.371 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. For the purposes of this disclosure, AMC’s review only included fields that were included in a related data integrity review being performed by another vendor and did not include all fields that may have been available for data comparison at the time of original acquisition. This comparison, when data was available, included the following data fields:

# of Units	Index Type	Original Interest Rate Period
Amortization Term	Interest Only	Original Loan Amount
Amortization Type	Interest Only Period	Original LTV
Appraisal As-Is Value	Interest Rate Change Frequency	Original P&I
Appraisal Date	Interest Rate Initial Cap	Original PITIA
Appraised Value	Interest Rate Initial Floor	Original Term
Balloon Flag	Interest Rate Life Floor	PITIA Reserves Months
Borrower Citizenship	Interest Rate Life Max	Prepayment Penalty
Borrower First Name	Interest Rate Life Min	Prepayment Penalty Period (months)
Borrower Full Name	Interest Rate Periodic Cap	Prepayment Terms
Borrower Last Name	Interest Rate Periodic Floor	Product Description
Borrower SSN	Investor: Qualifying Total Debt Ratio	Property Type
City	Lender	Purpose
Coborrower Citizenship	Lien Position	Refi Purpose
Coborrower First Name	LTV Valuation Value	Representative FICO
Coborrower Last Name	Margin	Residual Income Amount
Contract Sales Price	Maturity Date	Rounding Factor
Escrow Account	Monthly HOA Dues	Rounding Method
First Interest Rate Change Date	Monthly Taxes	State
First Payment Date	Note Date	Street

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Flood Insurance Annual Premium	Occupancy	Subject Debt Service Coverage Ratio
Hard Penalty Period (months)	Original As-Is LTV	Taxes and Insurance
Hazard Insurance Annual Premium	Original CLTV	Total Cash-out
Hazard Insurance Monthly Premium	Original Interest Rate	Zip

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.

▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.

▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.

▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.

▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.

▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.

▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.

▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.

▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.

▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

▪	Reviewing and calculating that the DSCR and/or Property DTI conforms with applicable guidelines.

Documents reviewed include the following items (* = where applicable):

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Appraisal Report	Deed of Trust / Mortgage	Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)
Appraisal Review documentation*	Environmental reports	Note
Background check	Evidence of Hazard / Liability / Flood Insurance coverage	Purchase agreement(s)*
Broker Price Opinion and market rent addendum*	Existing Leases*	Rent Roll*
Business License*	Final Form 1003 / Loan Application(s)	Second mortgage documentation*
Business P&L’s*	Final HUD-1	Title Search Documentation
Certification(s) of Business purpose of loan	Flood certificates	Verification of down payment funds/ funds to close / reserve funds*
Certification(s) of Non-Owner Occupancy and Indemnity*	Guaranty Agreement(s)*	Verification of Rent / Mortgage (VOR/VOM) payment history*
Credit Report(s)	Identification / proof of residency status

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to the appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

N/A

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence 15E.

OVERALL RESULTS SUMMARY

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After giving consideration to the grading implications of the Credit, Compliance and Property/Valuation sections, 100.00% of the mortgage loans by number in the pool have a NRSRO grade of “A”, or “B”.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	255	74.56%
B	87	25.44%
C	0	0.00%
Total	342	100.00%

CREDIT RESULTS SUMMARY

Three hundred forty-two (342) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 75.15% of the mortgage loans by number have a Credit grade of “A.”

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	257	75.15%
B	85	24.85%
C	0	0.00%
Total	342	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Three hundred forty-two (342) mortgage loans reviewed by AMC have a Property Grade of “B” or higher.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	340	99.42%
B	2	0.58%
C	0	0.00%
Total	342	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Final Exception Rating	Exception Category	Total
Credit	B	Guideline	42
		Loan Package Documentation	15
		Business Purpose	15
		Borrower and Mortgage Eligibility	11
		Credit	10
		Insurance	3

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		Missing Document	2
		Asset	1
		Total Credit Grade (B) Exceptions:	99
Total Credit Exceptions:			99
Property	B	Appraisal Reconciliation	2
		Total Property Grade (B) Exceptions:	2
Total Property Exceptions:			2

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the three hundred forty-two (342) mortgage loans reviewed, 330 unique mortgage loans had 1,268 different tape discrepancies across 61 data fields (some mortgage loans had more than one data delta). The largest variances were found on Appraisal As-Is Value, Taxes and Insurance, Borrower Last Name and Subject Debt Service Coverage Ratio.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	5	157	3.18%	342
Amortization Term	2	129	1.55%	342
Amortization Type	0	79	0.00%	342
Appraisal As-Is Value	96	144	66.67%	342
Appraisal Date	2	2	100.00%	342
Appraised Value	1	81	1.23%	342
Balloon Flag	0	38	0.00%	342
Borrower Citizenship	36	103	34.95%	342
Borrower First Name	16	70	22.86%	342
Borrower Full Name	14	19	73.68%	342
Borrower Last Name	84	211	39.81%	342
Borrower SSN	15	38	39.47%	342
City	10	341	2.93%	342
Coborrower Citizenship	4	7	57.14%	342
Coborrower First Name	1	4	25.00%	342
Coborrower Last Name	2	4	50.00%	342
Contract Sales Price	42	181	23.20%	342
Escrow Account	35	38	92.11%	342
First Interest Rate Change Date	4	24	16.67%	342
First Payment Date	30	201	14.93%	342
Flood Insurance Annual Premium	2	4	50.00%	342
Hard Penalty Period (months)	4	5	80.00%	342
Hazard Insurance Annual Premium	1	4	25.00%	342
Hazard Insurance Monthly Premium	3	12	25.00%	342
Index Type	0	13	0.00%	342
Interest Only	1	89	1.12%	342
Interest Only Period	2	11	18.18%	342
Interest Rate Change Frequency	10	12	83.33%	342
Interest Rate Initial Cap	0	25	0.00%	342

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Interest Rate Initial Floor	22	25	88.00%	342
Interest Rate Life Floor	6	6	100.00%	342
Interest Rate Life Max	16	29	55.17%	342
Interest Rate Life Min	0	23	0.00%	342
Interest Rate Periodic Cap	0	20	0.00%	342
Interest Rate Periodic Floor	0	20	0.00%	342
Investor: Qualifying Total Debt Ratio	4	5	80.00%	342
Lender	35	38	92.11%	342
Lien Position	0	97	0.00%	342
LTV Valuation Value	3	105	2.86%	342
Margin	0	20	0.00%	342
Maturity Date	33	191	17.28%	342
Monthly HOA Dues	36	54	66.67%	342
Monthly Taxes	44	108	40.74%	342
Note Date	43	169	25.44%	342
Occupancy	2	212	0.94%	342
Original As-Is LTV	6	19	31.58%	342
Original CLTV	15	236	6.36%	342
Original Interest Rate	20	331	6.04%	342
Original Interest Rate Period	10	10	100.00%	342
Original Loan Amount	16	337	4.75%	342
Original LTV	19	263	7.22%	342
Original P&I	79	234	33.76%	342
Original PITIA	4	13	30.77%	342
Original Term	4	153	2.61%	342
PITIA Reserves Months	50	51	98.04%	342
Prepayment Penalty	2	85	2.35%	342
Prepayment Penalty Period (months)	3	111	2.70%	342
Prepayment Terms	18	78	23.08%	342
Product Description	25	51	49.02%	342
Property Type	32	208	15.38%	342
Purpose	2	320	0.63%	342
Refi Purpose	13	186	6.99%	342
Representative FICO	20	296	6.76%	342
Residual Income Amount	1	13	7.69%	342
Rounding Factor	0	4	0.00%	342
Rounding Method	0	13	0.00%	342
State	1	341	0.29%	342
Street	37	274	13.50%	342
Subject Debt Service Coverage Ratio	84	240	35.00%	342
Taxes and Insurance	91	97	93.81%	342
Total Cash-out	47	61	77.05%	342
Zip	3	336.089%		342

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Total	1,268	7,529	16.84%	342

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	274	80.12%	$78,607,497.00	85.10%
Adjustable	68	19.88%	$13,763,799.00	14.90%
Total	342	100.00%	$92,371,296.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	342	100.00%	$92,371,296.00	100.00%
Total	342	100.00%	$92,371,296.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	2	0.58%	$327,750.00	0.35%
Cash Out: Other/Multi-purpose/Unknown Purpose	196	57.31%	$52,721,213.00	57.08%
Other-than-first-time Home Purchase	116	33.92%	$31,015,563.00	33.58%
Rate/Term Refinance - Borrower Initiated	28	8.19%	$8,306,770.00	8.99%
Total	342	100.00%	$92,371,296.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	337	98.54%	$90,024,296.00	97.46%
361+ Months	5	1.46%	$2,347,000.00	2.54%
Total	342	100.00%	$92,371,296.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	150	43.86%	$37,705,417.00	40.82%
Condo, Low Rise	13	3.80%	$2,925,520.00	3.17%
Condo, High Rise	5	1.46%	$1,673,750.00	1.81%
PUD	65	19.01%	$17,164,875.00	18.58%
1 Family Attached	42	12.28%	$5,953,850.00	6.45%
2 Family	42	12.28%	$15,968,534.00	17.29%
3 Family	8	2.34%	$2,192,400.00	2.37%
4 Family	17	4.97%	$8,786,950.00	9.51%
Total	342	100.00%	$92,371,296.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	342	100.00%	$92,371,296.00	100.00%
Total	342	100.00%	$92,371,296.00	100.00%

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